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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) November 17, 1999

                                   DATUM INC.

             (Exact name of registrant as specified in its charter)

               Delaware               0-6272              95-2512237
     (State or other jurisdiction   (Commission          (IRS Employer
          of incorporation)         File Number)       Identification No)

                 9975 Toledo Way, Irvine, California 92618-1819

               (Address of principal executive offices) (Zip Code) Registrant's telephone number, including area code (949) 598-7500

                                 Not Applicable
          (Former name or former address, if changed since last report)

                             Exhibit Index on Page 5


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ITEM 5. OTHER EVENTS

        On November 17, 1999, Datum Inc. (the "Company") adopted four amendments to its Bylaws. The first amendment provides that special meetings of the shareholders may be called only by a majority of the Board of Directors, the Chairman of the Board or the President. The second amendment provides that with respect to shareholder action without a meeting, the Board of Directors may fix a record date which shall not be more than 10 days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. The amendment provides that any shareholder of record seeking to take corporate action by written consent shall request the Board of Directors to fix a record date, and the Board of Directors shall promptly, and in all events within 10 days after the date on which such a request is received, adopt a resolution fixing the record date.

        The third amendment adds a section to the Bylaws providing that any shareholder entitled to vote in the election of directors generally may nominate one or more persons for election as directors at an annual meeting of shareholders, but only if written notice of such intent has been received by the Secretary of the Corporation not less than 60 nor more than 90 days prior to the first anniversary of the preceding year's annual meeting of shareholders. In the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary, or in the event of a special meeting of shareholders for the purpose of electing one or more directors, notice must be received by the Secretary of the Corporation not earlier than the 90th day prior to such meeting and not later than the close of business on the later of (a) the 60th day prior to such meeting or (b) the 10th day following the day on which notice of the date of the meeting was mailed or public disclosure thereof was made by the Corporation, whichever first occurs. The amendment also sets forth the information required to be included in any such written notice by a shareholder intending to make a nomination or nominations for the election of directors.

        The fourth amendment adds a section to the Bylaws which provides that at any meeting of the shareholders, only such business shall be conducted as shall have been properly brought before such meeting. The amendment provides that for business to be properly brought before an annual meeting by a shareholder, the shareholder must give timely notice which must be received no less than 60 days nor more than 90 days prior to the first anniversary of the preceding year's annual meeting of shareholders. In the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary, notice by the shareholder, to be timely, must be received not earlier than the 90th day prior to such annual meetings of shareholders and not later than the close of business on the later of (a) the 60th day prior to such annual meeting or (b) the 10th day following the date on which notice of the date of the annual meeting was mailed or public disclosure thereof was made, whichever first occurs. The amendment also sets forth the information required to be included in any such written notice, and prohibits shareholder proposals at a special meeting of the shareholders. The amendment does not affect any rights of shareholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended.

        The discussion of the Bylaw amendments above is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, which are attached hereto as an exhibit.


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ITEM 7. EXHIBITS

        Exhibits:

        3.2.1 Amended and Restated Bylaws of Datum Inc.


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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    DATUM INC.

Date:  November 17, 1999            By: /s/ DAVID A. YOUNG
                                       -------------------------------
                                    David A. Young
                                    Chief Financial Officer


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                                  EXHIBIT INDEX


Exhibits                     Description
--------                     -----------
3.2.1          Amended and Restated Bylaws of Datum Inc.


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